STRATEGIC PARTNERS MUTUAL FUNDS INC.
Strategic Partners Capital Income Fund
Strategic Partners Small-Cap Growth Opportunity Fund


PROSPECTUS DATED AUGUST 5, 2005
SUPPLEMENT DATED OCTOBER 14, 2005



In anticipation of upcoming mergers of each Fund, the
last day for purchases and exchanges into each of the
Strategic Partners Capital Income Fund and Strategic
Partners Small-Cap Growth Opportunity Fund will be
Tuesday October 18, 2005.   Purchases and exchanges
into these Funds will be blocked the following day.


MFSP601C6